Employee Benefit Plan, Comprehensive Text Block (Details)	12 Months Ended
Dec. 31, 2025
Trane Technologies plc
EBP, Description of Plan [Line Items]
EBP, Plan Termination

7	Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to modify or discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Plan, ERISA and the PR IRC. In the event the Plan terminates, the interest of each participating employee in the Plan shall be fully vested in any unvested Company contributions and such termination shall not reduce the interest of any participating employee or their beneficiaries accrued under the Plan up to the date of such termination.